UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2020 (October 30, 2020)

Owl Rock Capital Corporation II

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue 38th Floor
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01 – Entry into a Material Definitive Agreement

On October 30, 2020 (the “Amendment Date”), ORCC II Financing II LLC (“ORCC II Financing II”), a subsidiary of Owl Rock Capital Corporation II (the “Company”), entered into the Amendment and Commitment Increase Agreement (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated as of April 14, 2020, among ORCC II Financing II, as Borrower, the lenders from time to time parties thereto (the “Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Document Custodian. Among other changes, the Amendment (i) increased the aggregate commitment of the Lenders under the Secured Credit Facility from $200 million to $325 million, with the additional $125 million of commitments available to be drawn as term loans by the Borrower for 30 days following the Amendment Date, (ii) reduced the interest rate payable on revolving loans under the Secured Credit Facility from LIBOR plus 3.00% to LIBOR plus 2.75%, (iii) set an interest rate payable on term loans under the Secured Credit Facility at 2.45% during the Secured Credit Facility’s reinvestment period and 2.70% thereafter, and (iv) reduced the commitment fee payable on undrawn amounts under the Secured Credit Facility (x) until April 14, 2021, from a fee of 0.60% per annum to 0.50% per annum on the undrawn amount and (y) on and after April 14, 2021, from a fee of 0.90% per annum to 0.75% per annum on the undrawn amount.

The foregoing description is only a summary of certain provisions of the Amendment and is qualified in its entirety by the underlying agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Borrowings of ORCC II Financing II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Owl Rock Capital Corporation II

Date: November 3, 2020	By:	/s/ Bryan Cole
Bryan Cole Chief Financial Officer